UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2010

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

MDU Resources Group, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on April 27, 2010.  Five Company proposals and one stockholder proposal were submitted to stockholders as described in the Company’s Proxy Statement dated March 12, 2010.  The proposals and the results of the stockholder vote are as follows.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to elect ten directors for one-year terms:
Thomas Everist	120,479,339.154	3,060,874.961	2,891,422.051	39,626,081.000
Karen B. Fagg	122,355,576.836	1,252,124.602	2,823,934.728	39,626,081.000
Terry D. Hildestad	122,507,258.760	1,135,463.655	2,788,913.751	39,626,081.000
A. Bart Holaday	122,266,842.030	1,321,793.665	2,843,000.471	39,626,081.000
Dennis W. Johnson	121,968,869.591	1,652,095.934	2,810,670.641	39,626,081.000
Thomas C. Knudson	122,368,394.562	1,273,090.696	2,790,150.908	39,626,081.000
Richard H. Lewis	122,277,398.892	1,321,498.663	2,832,738.611	39,626,081.000
Patricia L. Moss	121,315,035.612	2,303,416.757	2,813,183.797	39,626,081.000
Harry J. Pearce	120,482,739.921	3,157,910.079	2,790,986.166	39,626,081.000
John K. Wilson	117,668,433.717	5,892,562.744	2,870,639.705	39,626,081.000

All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to repeal Article TWELFTH of the Company’s Restated Certificate of Incorporation, which contains provisions relating to business combinations with interested stockholders, and related amendments to Articles THIRTEENTH and FOURTEENTH	158,256,159.319	3,130,447.479	4,671,110.368	–

The proposal was approved, having received the affirmative vote of a majority of the outstanding shares of common stock.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to repeal Article FIFTEENTH of the Company’s Restated Certificate of Incorporation, which contains supermajority vote requirements for amendments to certain articles of the Company’s Restated Certificate of Incorporation	157,603,937.743	3,794,758.364	4,659,021.059	–

The proposal was approved, having received the affirmative vote of a majority of the outstanding shares of common stock.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to repeal section (c) of Article THIRTEENTH of the Company’s Restated Certificate of Incorporation, which provides that directors may be removed by stockholders only for cause, and technical amendments to section (a) of Article THIRTEENTH	156,969,325.022	4,358,067.779	4,730,324.365	–

The proposal was approved, having received the affirmative vote of a majority of the outstanding shares of common stock.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2010	159,358,115.864	3,142,278.885	3,557,322.417	–

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Stockholder proposal requesting a report on coal combustion waste	42,504,552.526	62,403,519.608	21,523,564.032	39,626,081.000

The stockholder proposal was not approved having received the affirmative vote of less than a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2010

MDU Resources Group, Inc.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary